Dividends on Ordinary Capital	12 Months Ended
Dec. 31, 2018
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Dividends on Ordinary Capital

8. DIVIDENDS ON ORDINARY CAPITAL

Dividends are recognised on the date that the shareholder’s right to receive payment is established. This is generally the date when the dividend is declared.

Dividends on ordinary capital during the year	€ million 2018	€ million 2017	€ million 2016
NV dividends	(2,262)	(2,154)	(1,974)
PLC dividends	(1,819)	(1,762)	(1,626)

	(4,081)	(3,916)	(3,600)

Four quarterly interim dividends were declared and paid during 2018 totalling €1.52 (2017: €1.40) per NV ordinary share and £1.33 (2017: £1.22) per PLC ordinary share.

Quarterly dividends of €0.39 per NV ordinary share and £0.34 per PLC ordinary share were declared on 31 January 2019, to be paid in March 2019. See note 26 ‘Events after the balance sheet date’ on page 127. Total dividends declared in relation to 2018 were €1.55 (2017: €1.43) per NV ordinary share and £1.35 (2017: £1.26) per PLC ordinary share.